Foreign Subcustodians:

Citibank N.A.
Securities Services Unit
Bartolome Mitre 530
(C1036AAJ)
1036 Buenos Aires, Argentina
BIC: CITIUS33ARR**

The Hongkong and Shanghai
Banking Corporation Ltd.
HSBC Custody and Clearing
Level 13, 580 George St.
Sydney, NSW 2000, Australia
BIC: HKBAAU2SSYD

Citigroup Pty. Limited
15th Floor, 120 Collins St.
Melbourne, Victoria, 3000
Australia
BIC: CITIAU3X
Only Legg Mason Asset
Management Australia Limited
should be directed to Citibank
Pty. Limited.

UniCredit Bank Austria AG
Custody Department / Dept.
8398-TZ
Julius Tandler-Platz 3
A-1090 Vienna, Austria
BIC: BKAUATWWXXX

HSBC Bank Middle East,
Custody and Clearing Dept.
1st Floor, Bldg # 2505
Road # 2832, Al Seef 428,
Kingdom of Bahrain
BIC: BBMEBHBXXXX

Standard Chartered Bank
Silver Tower, Level 7
52 South Gulshan Commercial Area
Gulshan 1, Dhaka 1212
Bangladesh
BIC: SCBLBDDXXXX

Deutsche Bank AG, Netherlands
(operating through
the Amsterdam branch
with support from its
Brussels branch)
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam,
The Netherlands, Belgium
BIC: DEUTNL2AXXX

SGBCI (Societe Generale de
Banque en Cote D'Ivoire)
5-7 Avenue Joseph Anoma
Abidjan, 01, Ivory Coast
BIC: SGCICIABXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

HSBC Bank Bermuda Limited
6 Front Street
Hamilton HM06, Bermuda
Attn: Daily Contact
BIC: BBDABMHMXXX

UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Chartered Bank
Botswana Limited
Queens Road
Standard House Building
P.O. Box 496
Gaborone,Botswana
BIC: SCHBBWGXXXX

Citibank N.A. –
São Paulo Branch
AV Paulista, 1111
São Paulo, SP 01311-920
Brazil
BIC CITIUS33BRR**

ING Bank NV, Sofia Branch
49B Bulgaria Boulevard,
Entr. A, Floor 7
Sofia 1404, Bulgaria
BIC: INGBBGSFXXX

UniCredit Bulbank AD
7 Sveta Nedelya Square
1000 Sofia, Bulgaria
BIC: UNCRBGSFXXX

SGBCI (Societe Generale de Banque en Cote D’Ivoire)
5-7 Avenue Joseph Anoma
Abidjan, 01 Ivory Coast, Burkina Faso
BIC: SGCICIABXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

RBC Dexia Investor Services
Securities Cage
155 Wellington Street West,
2nd Floor
Toronto, ON Canada M5V 3L3
Ref a/c: TXXXXXXXXXX
BIC: ROYCCAT2XXX

State Street Trust Company
Canada
30 Adelaide Street East
Suite 800
Toronto, Ontario\
M5C 3G6
BIC: SBOSCATXXXX

Banco Itau Chile
Santiago Branch
Enrique Foster Sur 20, Piso 5,
Las Condes
Santiago de Chile
BIC: ITAUCLRM
Ref: Dpto. Custodia de
Valores

HSBC Bank (China)
Company Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai,
China (200120)
Attn: Manager, Custody
and Clearing Department
BIC: HSBCCNSHXX

China Construction Bank
No. 1 Naoshikou Street
Chang An Xing Rong Plaza
Beijing 100032-33
China
BIC: PCBCCNBJGIS

HSBC Bank (China) Company
Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai, China
(200120)
Attn: Manager, Custody and
Clearing Department
BIC: HSBCCNSHXXX

Cititrust, S.A.
Carrera 9A No 99-02
Bogotá DC, Colombia
BIC: CITIUS33COR**
Attn: Securities Services Dept.

Banco BCT
160 Calle Central
Edificio BCT
San Jose, Costa Rica

Privredna banka Zagreb dd
Custody Department
Radnicka cesta 50 10000
Zagreb, Croatia
BIC: PBZGHR2XXXX

Zagrebacka banka d.d.
Savska 60
10000 Zagreb, Croatia
BIC: ZABAHR2XXXX

BNP Paribas Securities
Services, S.C.A., Athens
94 V. Sofias Avenue &
1 Kerasountos Str. 115 28
Athens, Greece 11528
BIC: PARBGRAXXXX

Ceskoslovenska Obchodni
Banka A.S.
Radlická 333/150, 150 57
Prague 5, Czech Republic
BIC: CEKOCZPPXXX

UniCredit Bank, Czech Republic a.s.
Global Securities Services
Global Transaction Banking
BB Centrum – FILADELFIE
Zeletavska 1525/1
140 92 Praha 4 – Michle
Czech Republic
BIC: BACXCZPPXXXX

Skandinaviska Enskilda
Banken AB (SEB)
Bernstorffsgade 50,
1577 Copenhagen,Denmark
BIC: ESSEDKKKXXX

Produbanco
Av. Amazonas N35-211 y
Japon Quito, Ecuador
BIC: PRODECEQXXX

HSBC Bank Egypt SAE
6th Floor
306 Corniche El Nil,
Maadi
Cairo, Egypt
Attn: Custody Services
BIC: EBBKEGCXXXX

AS SEB Pank
Custody Services
Tornimae 2, 15010 Tallinn,
Estonia
BIC: EEUHEE2XXXX

SEB Merchant Banking
Securities Services
Box 630
SF-00101 Helsinki, Finland
BIC: ESSEFIHXXXX

Deutsche Bank AG,
Netherlands
(operating through
the Amsterdam branch
with support from its
Brussels branch)
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

JSC Bank of Georgia
29a Gagarini Str.
Tbilisi 0160, Georgia
BIC: BAGAGE22CUS

Deutsche Bank AG,
Direct Securities Services
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn, Germany

Standard Chartered Bank Ghana Limited
P.O. Box 768
1st Floor,
High Street Building
Accra, Ghana
BIC: SCBLGHACXXX

BNP Paribas Securities
Services, S.C.A.,
94 V. Sofias Avenue &
Kerasountos 1 Street
115 28, Athens, Greece
BIC: PARBGRAXXXX

SGBCI (Societe Generale de Banque en Cote D’Ivoire)
5-7 Avenue Joseph Anoma
Abidjan, 01, Ivory Coast, Guinea Bissau
BIC: SGCICIABXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard Chartered
Tower
388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service Manager
Custody & Clearing Services
BIC: SCBLHKHHXXX

UniCredit Bank Hungary Zrt.
6th Floor, Szabadsag ter 5-6
H-1054 Budapest, Hungary
BIC: BACXHUHBXXX

Landsbankinn hf.
Austurstraeti 11
155 Reykjavik, Iceland
BIC: NBIIISREXXX

Hongkong & Shanghai
Banking Corp. Ltd.
HSBC Securities Services
2nd Floor “Shiv”
Plot No. 139-140 B
Western Express Highway,
Sahar Road Junction
Vile Parle-E
Mumbai-400 057, India
BIC: HSBCINBBXXX

Deutsche Bank AG
Domestic Custody Services
Block B1, 4th Floor,
Nirlon Knowledge Park
Off Western Express Highway
Goregaon (E)
Mumbai, India 400 063
BIC: DEUTINBBXXX

Deutsche Bank AG
Deutsche Bank Building,
4th Floor
Jl. Imam Bonjol, No. 80
Jakarta 10310, Indonesia
Attn: Domestic Custody Services
BIC: DEUTIDJAXXX

State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL

Bank Hapoalim B.M.
50 Rothschild Boulevard
Tel Aviv, Israel 61000
BIC: POALILITCBS

Deutsche Bank S.p.A.
Domestic Custody Services
Via Melchiorre Gioia 8 –
6th Floor. 20124 Milan
Italy
BIC: DEUTITMMTIT

Intesa SanPaolo Financial Institutions –
Transactions Services
Piazza della Scala, 6
20121 Milan Italy
BIC: BCITITMMXXX

SGBCI ( Societe Generale de Banque en Cote D’Ivoire)
5-7 Avenue Joseph Anoma
Abidjan, 01, Ivory Coast
BIC: SGCICIABXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Scotia Investments Jamaica Limited
7 Holborn Road
Kingston 10, Jamaica, W.I.
TELEX: 3812297

The Hongkong and Shanghai
Banking Corporation, Japan
branch (HSBC)
HSBC Building
11-1 Nihonbashi 3-chome,
Chuo-ku
Tokyo 1030027 Japan
BIC: HSBCJPJTXXX

Mizuho Corporate Bank, Ltd.
4-16-13, Tsukishima,
Chuo-ku, Tokyo, 104-0052,
Japan
BIC: MHCBJPJ2XXX

HSBC Bank Middle East,
Amman Branch
Jordan Area Management
Office,
Zahran Street
Fifth Circle
P.O. Box 926518
Amman 11190, Jordan
Attn: Custody and Clearing
Department
BIC: BBMEJOAXXXX

HSBC Bank of Kazakhstan
43 Dostyk Avenue
Almaty 480021, Kazakhstan
BIC: HSBCKZKAXXX

Standard Chartered Bank Kenya Limited
Custody Services
Standard Chartered @ Chiromo,
Level 5
48 Westlands Road
P.O. Box 40984-00100 GPO
Nairobi, Kenya
BIC: SCBLKENXXXX

Hongkong and Shanghai Banking Corporation Limited
HSBC Building #25, 1-Ka,
Bongrae-Dong, Chung-ku, Seoul, Korea 100-161
BIC: HSBCKRSEXXX

Deutsche Bank AG
Domestic Custody Services
18th Floor, Young-Poong
Bldg., 33 Seorin-dong
Chongro-ku, Seoul 110-752
Korea
BIC: DEUTKRSEXXX

HSBC Bank Middle East Limited – Kuwait
Kuwait City, Qibla Area Hamad Al-Saqr Street,
Kharafi Tower, G/1/2 Floors
P.O. Box 1683, Safat 13017,
Kuwait
BIC: HBMEKWKWXXX

AS SEB Banka
Unicentrs, Valdlauci
LV-1076 Kekavas pag.,
Rigas raj., Latvia
BIC: UNLALV2XXXX

HSBC Bank Middle East, Main Branch
St. Georges Street,
Minet El-Hosn
Beirut, Lebanon 1107 2080
Attn: Securities Department
BIC: BBMELBBXXXX

SEB Bankas
Gedimino av. 12
LT 2600 Vilnius, Lithuania
Attn: Securities Accounting and Custody
BIC: CBVILT2XXXX

Standard Chartered Bank
Menara Standard Chartered
30 Jalan Sultan Ismail
50250 Kuala Lumpur,
Malaysia
BIC: SCBLMYKXXXX

SGBCI (Societe Generale de Banque en Cote D’Ivoire)
5-7 Avenue Joseph Anoma
Abidjan, 01, Ivory Coast, Mali
BIC: SGCICIABXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

HSBC Bank Malta, plc
Operations Centre Custody Unit
80 Mill Street
Qormi, QRM 3101 Malta
BIC: MMEBMTMTXXX

Hongkong and Shanghai Banking Corp. Ltd.
5th FloorHSBC Centre,
18 Cybercity, Ebene, Mauritius
Attn: Securities Services
BIC: HSBCMUMUOBU

Banco Nacional de México
S.A. (Banamex)
Global Securities Services, 3er
piso, Torre Norte
Act. Roberto Medellin No. 800
Col. Santa Fe, Mexico, D.F.
01210
BIC: CITIUS33MER**

Citibank Maghreb
Zénith Millénium Immeuble1,
Sidi Maârouf - B.P. 40
Casablanca 20190
Morocco
BIC: CITIMAMCXXX

Standard Bank Namibia
Standard Bank Center
Corner Werner List St. and
Post Street Mall, 2nd Floor
Windhoek, Namibia
BIC: SBNMNANXXXX

Deutsche Bank AG, Netherlands
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam, The Netherlands
France
BIC: DEUTNL2AXXX

The Hongkong and Shanghai
Banking Corporation Ltd.
HSBC House
Level 7, 1 Queen St.
Auckland 1010, New Zealand
BIC: HSBCNZ2AXXX

SGBCI (Societe Generale de Banque en Cote D’Ivoire)
5-7 Avenue Joseph Anoma
Abidjan, 01, Ivory Coast
Niger
BIC: SGCICIABXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Stanbic IBTC Bank Plc.
Plot 1712
Idejo St.
Victoria Island
Lagos, Nigeria 101007
Attn: Custody Services Department
BIC: SBICNGLXXXX

Skandinaviska Enskilda
Banken (SEB)
Securities Services
Filipstad Brygge 1
N-0123 Oslo, Norway
BIC: ESSENOKXXXX

HSBC Securities Services
HSBC Bank Oman S.A.O.G.
2nd Floor Al Khuwair
PO Box 1727 PC 111
Seeb,
Sultanate of Oman
BIC: BBMEOMRXXXX

Deutsche Bank A.G. Karachi Branch
Unicentre – Unitowers
I.I. Chundrigar Road
P.O. Box 4925
Karachi – 74000, Pakistan
Attn: Custody Services
BIC: DEUTPKKAXXX

HSBC Bank Middle East,
Ramallah Branch
Jaffa Street, Ramallah,
West bank 2119
Palestinian Autonomous Area
Palestine
BIC: BBMEPS22XXX

Citibank S.A., Lima.
Canaval y Moreyra 480
3rd Floor, San Isidro
Lima 27, Peru
BIC: CITIUS33LIM**

Deutsche Bank AG,
Manila Branch
Global Transaction Banking
Tower One, Ayala Triangle,
1226 Makati City, Philippines
BIC: DEUTPHMMXXX

Bank Handlowy w
Warszawie S.A.
ul Senatorska 16
00-249 Warsaw, Poland
Attn: Custody Department
BIC: CITIPLPXXXX

Deutsche Bank AG, Netherlands
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam, The Netherlands
Portugal
BIC: DEUTNL2AXXX

BNP Paribas Securities Services, S.C.A.,
Lisbon
3 Rue D’Antin,
Paris, France Lt 1.19.01
Portugal
BIC: PARBFRPPPTC

Citibank, N.A. Puerto Rico
Securities Services Department PL. South
1 Citibank Drive, Lomas
Verdes Avenue
San Juan, PR 00926
Physical Instruments
DVP/RVP Free
Receipts/Deliveries

HSBC Bank
Middle East Limited
2 Fl Ali Bin Ali Tower
Building no.: 150
Airport Road
Doha, Qatar
BIC: BBMEQAQXXXX

ING Bank N.V.,
Bucharest Branch
Crystal Tower
48 lancu de Hunedoara Blvd.
011745 Bucharest 1, Romania
BIC: INGBROBUXXX

ING Bank (Eurasia) ZAO
36, Krasnoproletarskaya
Street
127473 Moscow, Russian
Federation
BIC: INGBRUMMXXX

HSBC Saudi Arabia Limited
HSBC Head Office,
North Olaya Road
P.O. Box 9084, Riyadh 11413
Saudi Arabia
BIC: SABBSARIXXX

SGBCI (Societe Generale de Banque en Cote D’Ivoire)
5-7 Avenue Joseph Anoma
Abidjan, 01, Ivory Coast Senegal
BIC: SGCICIABXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Unicredit Bank Serbia JSC
Omladinskih Brigada 88,
RS-11070 Belgrade
Serbia
BIC: BACXRSBGXXX

United Overseas Bank Limited (UOB)
156 Cecil Street
FEB Building #08-03
Singapore 069544
BIC: UOVBSGSGXXX

Citibank, N.A.
Citigroup® Global
Transaction Services
Regional Services Center
Citi Singapore Campus (CSC),
3 Changi Business
Park Crescent,
#07-00, Singapore 486026
BIC: CITISGSGXXX

Ceskoslovenska Obchodni
Banka, A.S.
Michalska 18
815 63 Bratislava,
Slovak Republic
BIC: CEKOSKBXXXX

UniCredit Bank Slovakia a.s.
Custody Department
Sancova 1/A
SK-831 01 Bratislava,
Slovak Republic
BIC: UNCRSKBXXXX

UniCredit Banka Slovenija d.d.
Wolfova 1
1000 Ljubljana, Slovenia
BIC: BACXSI22XXX

Standard Bank of South Africa Limited
The Standard Bank Center
3rd Floor, 25 Sauer St.
Johannesburg 2000
Republic of South Africa
BIC: SBZAZAJJXXX

FirstRand Bank LImited
Mezzanine Floor
3 First Place BankCity
Corner Simmonds & Jeppe
Streets
Johannesburg 2001
Republic of South Africa
BIC: FIRNZAJJXXX

Deutsche Bank SAE
Direct Securities Services
Calle de Rosario Pino 14-16,
Planta 1
28020 Madrid
Spain
BIC: DEUTESBBXXX

The Hongkong and Shanghai
Banking Corporation Limited
24, Sir Baron
Jayatilake Mawatha
Colombo 01, Sri Lanka
BIC: HSBCLKLXXXX

UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Bank Swaziland Limited
Standard House, Swazi Plaza
Mbabane, Swaziland H101
BIC: SBICSZMXXXX

Skandinaviska Enskilda
Banken (SEB)
Sergels Torg 2
SE-106 40 Stockholm,
Sweden
BIC: ESSESESSXXX

UBS AG
Badenerstrasse 574
8098 Zurich, Switzerland
BIC: UBSWCHZH80A

Credit Suisse AG
Uetlibergstrasse 231
8070 Zurich, Switzerland
BIC: CRESCHZZ80A

Deutsche Bank AG, Taipei
Branch
296 Ren-ai Road
Taipei 106 Taiwan R.O.C.
BIC: DEUTTWTPXXX

Standard Chartered Bank
(Thai) Public Company Limited
Sathorn Nakorn Tower – 14th
Floor, Zone B
90 North Sathorn Road
Silom, Bangkok 10500,
Thailand
Attn: Custodial
Services Department
BIC: SCBLTHBXXXX

SGBCI (Societe Generale de Banque en Cote D’Ivoire)
5-7 Avenue Joseph Anoma
Abidjan, 01, Ivory Coast
Togo
BIC: SGCICIABXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Republic Bank Limited
9-17 Park Street
Port of Spain
Republic of Trinidad and Tobago
West Indies
BIC: RBNKTTPXXXX

Banque International
Arabe de Tunisie
Direction des Marches
de Capitaux
1080 Tunis Cedex, Tunisia
BIC: BIATTNTTXXX

Citibank, A.S.
Tekfen Tower,
Eski Buyukdere Caddesi 209
Kat 3
34394 Levent
Istanbul, Turkey
BIC: CITITRIXXXX

Standard Chartered Bank
Uganda Limited
5 Speke Road
P.O. Box 7111
Kampala, Uganda
BIC: SCBLUGKAXXX

ING Bank Ukraine
30A Spaska Street
04070 Kiev, Ukraine
BIC: INGBUAUKXXX

HSBC Bank Middle East Limited
Global Banking and Markets –
HSBC Securities Services
Emaar Square
Level 3, Building No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
Ireland
BIC: SSLLGB2XGBL

Banco Itau Uruguay S.A.
Zabala 1463
11000 Montevideo, Uruguay
Attn: Oficina de Titulos
BIC: ITAUUYMMXXX

Citibank N.A.
Centro Comercial El Recreo
Torre Norte, Piso 19
Avenida Casanova
Caracas, Venezuela 1050
BIC: CITIUS33VEC**

Hongkong & Shanghai Banking Corp. Ltd
The Metropolitan Building,
6th Floor
235 Dong Khoi Street
District 1, Ho Chi Minh City,
Vietnam
BIC: HSBCVNVXXXX

Standard Chartered Bank
Zambia Plc
Standard House, Cairo Road
P.O. Box 32238
10101,
Lusaka, Zambia
BIC: SCBLZMLXXXX

Barclays Bank
of Zimbabwe Limited
Birmingham Rd Branch
Corporate Centre, 1st Floor,
East Wing
Birmingham Rd. Cnr.
Paisley Rd.
Harare, Zimbabwe
Attn: Custody
Services Department
BIC: BARCZWHXXXX

Stanbic Bank Zimbabwe
Limited
3rd Floor
Stanbic Centre
59 Samora Machel Avenue
Harare, Zimbabwe
BIC: SBICZWHXXXX